EXHIBIT 10.28


                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

          THIS LOAN AND SECURITY AGREEMENT ("Loan Agreement"), is dated as of November 19, 2003, by and between BLONDER TONGUE LABORATORIES, INC., a Delaware corporation ("Borrower") and ROBERT J. PALLE, JR., an individual with a principal residence address in New Jersey ("Lender").

                              W I T N E S S E T H:
                               -------------------

          WHEREAS, Borrower desires to purchase from time to time certain inventory from Advanced TeleMedia, LLC, consisting of television system equipment, including, without limitation, modulators, receivers, integrated receivers/decoders, transcoders, DirecTV receivers, Dish Network receivers, processors, Motorola 410 receivers, Motorola 470 receivers and/or QQQT transcoder units (collectively, the "TeleMedia Inventory");

          WHEREAS, Lender has agreed to make available to Borrower a line of credit in a principal amount not to exceed Nine Hundred Fifty Thousand Dollars ($950,000.00) (the "Maximum Amount"), the proceeds of which will be used by Borrower to purchase the TeleMedia Inventory.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, including the covenants, terms and conditions hereinafter appearing, Borrower and Lender hereby covenant and agree as follows:

                             ARTICLE I - Definitions

          1.1.  Certain  Definitions.   Capitalized  terms  used  in  this  Loan
Agreement have the meanings specified below, unless otherwise defined elsewhere herein or the context clearly requires otherwise:

          "Adjust Gross Profit" means as of the date of determination, an amount equal to the cumulative Gross Profit realized by Borrower (without regard to Cumulative Lender Profit) from the sale of TeleMedia Inventory after adjustment for either (i) the actual Cost of Goods of and/or attributable to any unsold TeleMedia Inventory as of such date, or (ii) the amount which Borrower and Lender shall have mutually agreed in writing reasonably represents the Cost of Goods of such unsold TeleMedia Inventory as of such date.

          "Available Line of Credit" means as of the date of determination, an amount equal to the Maximum Amount less Cumulative Advances, if any.

          "Business Day" means any day other than a Saturday, Sunday, public holiday under the laws of the State of New Jersey, or any other day that National Banks located in State of New Jersey are not open for business.

          "Collateral" has the meaning ascribed thereto in Section 4 hereof.

          "Cost of Funds" means an amount equal to the actual cost of funds incurred by Lender with respect to each Line of Credit Loan made hereunder (determined as of the end of the preceding calendar month and reported to Borrower on or before the 15th day of the then-current month) and evidenced by such statements or other documentation as shall be acceptable to Borrower in its reasonable and good faith discretion; provided, however, that (i) the Cost of Funds shall be appropriately adjusted to take into account the date of Borrower's remittances to Lender and (ii) under no circumstance shall the aggregate Cost of Funds exceed an annual effective rate of seven percent (7%).

          "Cost of Goods" means with respect to each item of TeleMedia Inventory, an amount equal to the sum of all (i) costs of goods (such as and including without limitation, freight, materials, labor and overhead costs)

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determined in accordance with generally accepted accounting principles, and (ii)
all other costs incurred for testing, repairing, upgrading, packing and reshipping.

          "Cumulative Advances" means the aggregate amount of all Line of Credit Loans previously made hereunder, without regard to any Line of Credit Loans that may have been repaid by Borrower.

          "Cumulative   Lender  Profit"  means  with  respect  to  any  date  of
determination, the aggregate amount of all Lender Profit Allocations.

          "Funding Termination Date" means the earlier to occur of (i) the date on which the Available Line of Credit is zero, (ii) the date on which Borrower has provided to Lender a written release of Lender's obligation to make additional Line of Credit Loans hereunder or (iii) June 30, 2004.

          "Gross Profit" means with respect to each item of TeleMedia Inventory, an amount equal the excess of the Sale Price over the Cost of Goods.

          "Lender Profit Allocation" means with respect to each item of TeleMedia Inventory sold by Borrower, an amount equal to twenty-five percent (25%) of the Gross Profit, if any.

          "Line of Credit Loan" has the meaning ascribed thereto in Section 2.1 hereof.

          "Loan Documents" means, collectively, this Loan Agreement, the Note, and any and all other agreements, instruments and documents, executed by or on behalf of Borrower and/or otherwise delivered to Lender with respect to this Loan Agreement, or with respect to the transactions contemplated by this Loan Agreement.

          "Note" has the meaning ascribed thereto in Section 2.2 hereof.

          "Obligations" means and includes all Line of Credit Loans, advances, debts, liabilities, and obligations owing, arising, due or payable from Borrower to Lender pursuant to the Loan Documents, whether or not evidenced by any note or other instrument, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising.

          "Permitted Liens" means (i) liens, encumbrances or security interests granted by Borrower to Lender or to Commerce Bank, N.A., (ii) liens for current taxes or governmental claims not yet due and payable or which are being contested in good faith, (iii) statutory liens of landlords and liens of carriers, warehousemen, bailees, mechanics, materialmen and other like liens imposed by law, created in the ordinary course of business and for amounts not yet due (or which are being contested in good faith, by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such liens) and with respect to which adequate reserves or other appropriate provisions are being maintained by Borrower and (iv) liens, encumbrances or security interests existing as of the date hereof.

          "Sale Price" means with respect to each item of TeleMedia Inventory, an amount equal to Borrower's gross sales revenue actually collected and derived from the sale of such item of TeleMedia Inventory, less the sum of the following expenses, charges, and credits attributable to such sale: (i) shipping, insurance and freight costs, (ii) sale returns and allowances, (iii) trade discounts, (iv) restocking charges, (v) FFP credits as and to the extent earned by a customer and (vi) import, export, excise and sales taxes, value added taxes, customs duties and any other taxes or tariffs imposed upon such item of TeleMedia Inventory or its sale.

          "Transaction Proceeds" means the cumulative Sale Price of TeleMedia Inventory.

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                         ARTICLE II - Payments to Lender

          2.1. Amount of Loans.

               (a) Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties set forth in this Loan Agreement and the other Loan Documents, Lender agrees to make loans (each a "Line of Credit Loan") to Borrower at any time prior to the Funding Termination Date, not to exceed the Available Line of Credit. Upon written request of Borrower, provided that no Event of Default has occurred and is continuing, and all representations of Borrower made to Lender herein or in any of the other Loan Documents are true and correct as of the date upon which a request for a Line of Credit Loan is made, and subject to the terms and conditions of this Agreement, Lender shall make the proceeds of any Line of Credit Loan available to Borrower within one (1) Business Day, via wire transfer to an account specified by Borrower in writing.

               (b) Borrower acknowledges and agrees that as of the date hereof, Lender has previously advanced to Borrower the following sums for the express purposes of purchasing TeleMedia Inventory ($485,000.00), and that such sums shall be deemed to be Line of Credit Loans, constituting Obligations hereunder:

               (i) $183,000.00 together with accrued interest thereon since October 23, 2003;

               (ii) $92,000.00 together with accrued interest thereon since October 31, 2003; and

               (iii) $210,000.00 together with accrued interest thereon since November 5, 2003.

          2.2. The Note. The Line of Credit Loans shall be evidenced by the Non-Recourse Line of Credit Note of Borrower in the maximum principal amount of $950,000.00, payable to the order of Lender in the form attached as Exhibit A hereto and by this reference made a part hereof, dated of even date herewith (together with any amendments, restatements, supplements or other modifications thereto, the "Note").

          2.3. Interest. Interest shall accrue on the unpaid principal balance of the Note from time to time outstanding in an amount equal to the Cost of Funds. Interest shall not accrue on accrued unpaid interest, the payment of which is delayed for want of sufficient Transaction Proceeds.

          2.4. Manner of Payment.

               (a) Contingent upon and solely to the extent of unpaid Transaction Proceeds (calculated as of the end of the preceding calendar month and reported to Lender on or before the 15th day of the then-current month), if any, Borrower shall pay to Lender on the last day of each month during the term of this Loan Agreement (i) interest and principal on the Note, until such Note is paid in full and (ii) commencing after the Funding Termination Date, unpaid Cumulative Lender Profit, if any; provided, however, that any payments made by Borrower in respect of the Obligations hereunder shall be, to the extent available, allocated as follows: first, to pay all accrued and unpaid interest under the Note; second, to reduce the outstanding principal balance under the Note; and third, to pay to Lender unpaid Cumulative Lender Profit.

               (b) Payment of principal (including any prepayment), interest, and any other amount required to be paid to Lender pursuant to the Loan Documents (which payment may be made by Borrower's check drawn on its bank) shall be made to Lender at the address specified for Lender in Section 8.2 below (or such other place designated by Lender by notice to Borrower).

               (c) If any payment hereunder or under the other Loan Documents becomes due and payable on any day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day; provided that interest shall continue to accrue during the period of any such extension.

               (d) In the event that on or before November 23, 2003 (i) Borrower has fully paid the Note and (ii) at the time of such payment the Funding Termination Date has occurred, then notwithstanding anything herein to the contrary, Lender shall not be entitled to receive any Cumulative Lender Profit.

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          2.5.  Purpose of Loan.  Borrower  will use the proceeds of all Line of
Credit Loans as described in the preambles to this Agreement.

          2.6. Prepayments. Borrower may prepay any and all outstanding Line of Credit Loans in whole or in part from time to time on any Business Day, without premium or penalty.

          2.7. Fees and Expenses. In addition to any other fees or expenses of Lender payable by Borrower pursuant to the Loan Documents, any and all fees and expenses charged by Lender's attorneys in connection with the negotiation and/or preparation of the Loan Documents shall be invoiced to Lender but shall be borne by Borrower up to a maximum of Five Thousand Dollars ($5,000.00). Borrower will promptly pay the invoices rendered by Lender's counsel.

          2.8. Recourse Limited to Collateral. Notwithstanding anything contained in this Loan Agreement or the other Loan Documents to the contrary, the Obligations owing by Borrower to Lender under this Loan Agreement and the other Loan Documents are absolutely non-recourse, subject only to the rights which Lender has pursuant hereto in the Collateral and Borrower shall not otherwise have any liability (outside of Borrower's ownership interest in the Collateral) for any deficiency which may exist in the event that the proceeds of the Collateral do not garner sufficient funds to satisfy the Obligations owing by Borrower to Lender under this Loan Agreement or the other Loan Documents. Lender agrees to look solely to the Collateral for payment and satisfaction of the Obligations hereunder.

          2.9. Gross Profit True-Up/Termination.

               (a) On June 30, 2004, or such earlier date as Borrower and Lender shall mutually agree (the "True-Up Date"), Borrower shall provide Lender with a written statement evidencing the Adjusted Gross Profit, for the period commencing as of the date hereof through and including the True-Up Date (the "True-Up Statement"). If the True-Up Statement demonstrates that:

               (i) Twenty-five percent (25%) of Adjusted Gross Profit exceeds Cumulative Lender Profit, then Cumulative Lender Profit shall be increased by such excess, and to the extent of Transaction Proceeds, if any, all unpaid Cumulative Lender Profit shall be due and payable to Lender as of the True-Up Date; or

               (ii) Cumulative Lender Profit exceeds twenty-five percent (25%) of Adjusted Gross Profit, then to the extent of such excess (the "Overpayment"), Cumulative Lender Profit shall be reduced; provided however that to the extent that unpaid Cumulative Lender Profit, which shall be credited against the Overpayment, is insufficient to satisfy the Overpayment, Lender shall (A) reduce the amount of Borrower's outstanding Obligations hereunder, if any, by the Overpayment (or applicable portion thereof), and any Overpayment remaining shall be paid by Lender to Borrower within three (3) Business Days, or (B) if no Obligations are then outstanding, Lender shall pay Borrower the Overpayment within three (3) Business Days.

               (b) If and to the extent that any Obligations remain outstanding after giving effect to the provisions of Section 2.9(a) hereof, then Borrower at its option may satisfy such outstanding Obligations by surrendering to Lender all or a portion of the TeleMedia Inventory (the value of which shall be deemed to be Borrower's Cost of Goods, or such other value as Borrower and Lender shall mutually agree); provided, that, in the event that the value of such TeleMedia Inventory is insufficient to satisfy such Obligations, then upon surrender of all such TeleMedia Inventory to Lender, all of Borrower's Obligations hereunder shall be deemed to be fully paid, satisfied and forever released.

               (c) Upon the payment in full of Borrower's Obligations hereunder, this Loan Agreement and the other Loan Documents shall be automatically terminated and released and Borrower is hereby authorized to file in the name of Lender such Uniform Commercial Code termination statements as Borrower shall deem necessary or appropriate in connection therewith.

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

               (d) As of May 31, 2004 and notwithstanding anything herein to the contrary, any and all of Lender's liens and security interests in the Collateral shall be automatically terminated and released and Borrower is hereby authorized to file in the name of Lender such Uniform Commercial Code termination statements as Borrower shall deem necessary or appropriate in connection therewith; provided, that, to the extent that principal or interest remains unpaid under the Note as of such date, Borrower shall surrender to Lender all TeleMedia Inventory, or such lesser amount of TeleMedia Inventory having a value (which shall be deemed to be Borrower's Cost of Goods, or such other value as Borrower and Lender shall mutually agree) sufficient to satisfy any such unpaid interest or principal.

            ARTICLE III - Representations and Warranties of Borrower

          Borrower represents and warrants to Lender (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of a Line of Credit Loan until such time as all Line of Credit Loans are repaid in full) that:

          3.1. Incorporation. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own its properties and to carry on its business as now being conducted, and is duly qualified as a foreign corporation to do business in every jurisdiction in which the failure to so qualify would have a material adverse effect on it or its business.

          3.2. Power and Authority. Borrower is duly authorized under its Certificate of Incorporation and bylaws, and all applicable laws to execute, deliver and perform its obligations under the Loan Documents to which it is a party, and all corporate action on its part required for the lawful execution, delivery and performance hereof and thereof has been duly taken; and each of the Loan Documents to which Borrower is a party, upon the due execution and delivery thereof and assuming due execution, delivery and performance of Lender thereunder where required, will be the valid and binding obligation of Borrower, enforceable in accordance with its terms, subject to (a) general principles of equity and (b) applicable bankruptcy, insolvency, reorganization and other similar laws affecting the rights of creditors generally.

          3.3. No Conflict. Neither the execution or delivery of the Loan Documents to which Borrower is a party, nor the fulfillment of or compliance with their respective provisions and terms, nor the consummation of the transactions contemplated thereby, will, in any manner that would adversely affect Lender's rights under the Loan Documents to which Borrower is a party or have any material adverse effect on Borrower, its businesses and properties, or Borrower's ability to repay or otherwise perform its Obligations (a) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a violation of or default under or require any waiver, consent, notice or filing (other than those heretofore given, made or received) under any applicable law, regulation, judgment, writ, order or decree to which Borrower or any of its properties, is subject, or under its Certificate of Incorporation or bylaws, or (b) create any lien, charge or encumbrance (other than in favor of Lender) upon any of the property or assets of Borrower pursuant to the terms of any agreement or instrument to which Borrower is a party or is bound.

                              ARTICLE IV - Security

          4.1. Grant of Security Agreement . As security for the full and timely payment and performance by Borrower of the Obligations, Borrower hereby grants to Lender a lien and security interest in all of Borrower's right, title and interest, in and to, the TeleMedia Inventory, whether now owned or hereafter acquired, together with any and all accessions and attachments thereto, as well as the products and proceeds (including, without limitation, identifiable cash proceeds) arising therefrom and any and all insurance proceeds relating thereto (all of the foregoing, the "Collateral"). The security interest granted hereunder is intended to be a purchase money security interest to the full extent permitted under applicable law.

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                        ARTICLE V - Affirmative Covenants

          Until all the Obligations have been performed and paid in full, and for so long as any Obligations under this Loan Agreement or the other Loan Documents shall be outstanding, unless Lender shall otherwise consent in writing, Borrower will:

          5.1. Business and Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and continue to engage in the business, and in the lines of business, substantially as heretofore conducted and in which they have been heretofore engaged.

          5.2. Insurance. Keep its business and TeleMedia Inventory insured at all times by responsible insurance companies and carry such types and amounts of insurance (including without limitation fire and extended coverage on all its properties, liability insurance and workers' compensation insurance) as are customarily carried by companies operating similar businesses, and provide evidence of such insurance reasonably satisfactory to Lender promptly upon Lender's request.

          5.3. Refurbish and Sell TeleMedia Inventory/ Segregation. Unless Borrower in its reasonable business judgment deems that it is not economically feasible to do so, use commercially reasonable efforts to refurbish or otherwise repair the TeleMedia Inventory and, from time to time, cause such TeleMedia Inventory to be sold to Borrower's customers on such terms and conditions a Borrower shall deem appropriate. Borrower shall keep and maintain the TeleMedia Inventory separate and apart from its other items of inventory collateral.

          5.4. Books of Record and Accounts. Keep proper books of record and accounts in which full, true and correct entries shall be made of its transactions as necessary to prepare financial statements in accordance with generally accepted accounting principles.

          5.5. Observe all Laws. Conform to and duly observe in all material respects all applicable laws, regulations and other valid requirements of any regulatory authority with respect to the conduct of its business.

          5.6. Further Assurances. Borrower agrees to take such other and further actions and execute and deliver such other and further documents and instruments and provide such other and further certificates and assurances as Lender may reasonably request in order to facilitate the administration of the Line of Credit and to effect or evidence Borrower's compliance with its obligations hereunder and under the other Loan Documents.

                    ARTICLE VI - Covenant Against Other Liens

          6.1 Other Liens. Until all the Obligations of Borrower under the Loan Documents shall have been performed and paid in full, and for so long as any Obligations under this Loan Agreement or the other Loan Documents shall be outstanding, unless Lender shall otherwise consent in writing, Borrower shall not, directly or indirectly grant or permit to exist any lien, encumbrance or security interest in or on any of the Collateral (other than Permitted Liens).

                              ARTICLE VII - Default

          7.1. Events of Default. Each of the following shall constitute an Event of Default under this Loan Agreement:

               (a) Borrower shall fail or neglect to pay any amount when due and payable, or keep or observe any of the material covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this Loan Agreement or any of the other Loan Documents, and such breach is not remediable or, if remediable, continues unremediated for a period of twenty (20) Business Days after the date on which Lender shall have notified Borrower of such breach; or

               (b) If any representation, warranty, material certification or material statement made by Borrower herein or in any of the other Loan Documents, or in any report or other writing furnished to Lender by or

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on behalf of Borrower in connection with the Line of Credit Loans or pursuant to any of the Loan Documents shall have been false, misleading or incomplete in any material respect on the date as of which made; or

               (c) Liquidation or dissolution of Borrower or suspension of the business of Borrower or filing by Borrower of a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under any bankruptcy or insolvency act or law, foreign, state or federal, now or hereafter existing, or any other action of Borrower indicating its consent to, approval of, or acquiescence in any such petition or proceeding; the application by Borrower for, or the appointment by or with the consent or acquiescence of Borrower of, a receiver, a trustee or a custodian for it, the application by Borrower for, or the consent to or acquiescence of Borrower in, an assignment for the benefit of creditors; or the inability of Borrower, or the admission by Borrower of its inability to pay its debts as they mature; or

               (d) Filing of an involuntary petition against Borrower in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under any bankruptcy or insolvency act or law, foreign, state or Federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of either of Borrower or for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of Borrower and the continuance of any of such event or events for thirty (30) days undismissed or undischarged.

          7.2. Remedies. Upon the occurrence of any Event of Default and at any time thereafter, Lender may, at its option, declare the Note and all other Obligations to be immediately due and payable in full, whereupon the Note and all other Obligations shall forthwith become due and payable in full, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. Inasmuch as Borrower's Obligations under this Agreement are non-recourse in nature, as described in Section 2.8 herein, Lender acknowledges that Lender's sole remedy and the enforcement of Lender's rights hereunder shall be limited to claims against and recovery of the Collateral.

                          ARTICLE VIII - Miscellaneous

          8.1. Successors and Assigns. This Loan Agreement and the other Loan Documents to which Borrower is or becomes a party shall be binding upon Borrower, its successors and assigns, and all rights against Borrower arising under this Loan Agreement and the other Loan Documents shall be for the benefit of Lender, its heirs, personal representatives and assigns, all of whom shall be entitled to enforce performance and observance of this Loan Agreement and the other Loan Documents to the same extent as if they were parties hereto. Lender shall be entitled to bring any suit, action or proceeding against Borrower for the enforcement of any provision of this Loan Agreement or the other Loan Documents in Lender's name, without exhausting any other remedies which Lender may have pursuant to the terms of the other Loan Documents.

          8.2. Notices. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when hand delivered or mailed by certified or registered first class mail, postage prepaid, using a nationally recognized overnight courier service, charges prepaid, or sent by confirmed facsimile transmission, addressed as follows or to such other address as the parties hereto shall have been notified pursuant to this Section 8.2:

Borrower:         Blonder Tongue Laboratories, Inc.
                  One Jake Brown Road
                  Old Bridge, NJ 08857
                  Facsimile:  (732) 670-4353

With a
copy to:          Stradley, Ronon, Stevens & Young, LLP
                  2600 One Commerce Square
                  Philadelphia, PA 19103
                  Attention:  Gary P. Scharmett, Esquire
                  Facsimile:  (215) 564-8120

Lender:           Robert J. Palle
                  21 Desai Court
                  Freehold, NJ 07728
                  Facsimile:  (732) 679-3259

With a
copy to:          Sterns & Weinroth, P.C.
                  50 West State Street
                  P.O. Box 1298
                  Trenton, NJ 08607-1298
                  Attention:  Simon Kimmelman, Esquire
                  Facsimile:  (609) 392-7956

except in cases where it is expressly herein provided that such notice, request or demand is not effective until received by the party to whom it is addressed, in which event said notice, request or demand shall be effective only upon receipt by the addressee.

          8.3. Amendment. This Loan Agreement may be amended, modified or discharged only upon an agreement in writing of Borrower and Lender.

          8.4. Counterparts. This Loan Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5. Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Loan Agreement shall not affect the validity or enforceability of the remaining portions of this Loan Agreement, or any part thereof.

          8.6. Governing Law. This Loan Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws of the State of New Jersey (without regard to its conflicts of laws principles).


                           [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, Borrower and Lender have caused this Loan Agreement to be executed in their respective names as of the date first above written.

                                BORROWER:

                                BLONDER TONGUE LABORATORIES, INC.


                                By: /s/ James A. Luksch
                                   ---------------------------------------------
                                   James A. Luksch, Chief Executive Officer

                                LENDER:

                                /s/ Robert J. Palle, Jr.
                                ------------------------------------------------
                                ROBERT J. PALLE, JR.

                                    EXHIBIT A

                            Form of Non-Recourse Note

                        NON-RECOURSE LINE OF CREDIT NOTE

$950,000.00                                                    November __, 2003

          FOR VALUE RECEIVED, BLONDER TONGUE LABORATORIES, INC., a Delaware corporation ("Borrower"), promises to pay to the order of ROBERT J. PALLE, Jr. an individual with a principal residence address in the State of New Jersey ("Lender"), at such place as Lender may designate from time to time in writing, the principal sum of NINE HUNDRED FIFTY THOUSAND DOLLARS ($950,000.00), lawful money of the United States of America, or, if less, the outstanding principal balance on all Line of Credit Loans made by Lender pursuant to that certain Loan and Security Agreement of even date herewith by and between Lender and Borrower (as the same may be amended, restated, supplemented or otherwise modified, the "Loan Agreement"), together with interest thereon from the date of each Line of Credit Loan at the rate hereinafter provided and payable as hereinafter provided. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

          Borrower further agrees to pay principal and interest to Lender from time to time as specified in Section 2 of the Loan Agreement.

          If any payment on this Note becomes due and payable on any day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day; provided that interest shall continue to accrue during the period of any such extension.

          This Note is the Note referred to in the Loan Agreement, is secured by the Loan Agreement and evidences the Line of Credit Loans thereunder, and is subject to, and entitled to, all provisions and benefits thereof.

          Notwithstanding anything contained in this Note to the contrary, the Obligations owing by Borrower to Lender hereunder and under the other Loan Documents are absolutely non-recourse, subject only to the rights which Lender has pursuant to the Loan Agreement in the Collateral and Borrower shall not otherwise have any liability (outside of Borrower's ownership interest in the Collateral) for any deficiency which may exist in the event that the proceeds of the Collateral do not garner sufficient funds to satisfy the Obligations owing by Borrower to Lender under this Note or the other Loan Documents. Lender agrees to look solely to the Collateral for payment of the obligations hereunder.

          IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed and delivered this Note as of the date first above written.


                                     BLONDER TONGUE LABORATORIES, INC.



                                     By:
                                        ----------------------------------------
                                        James A. Luksch, Chief Executive Officer